                                                                   EXHIBIT 10.42

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

                                   AGREEMENT


This agreement ("Agreement") is entered into on 11-30, 1994, ("Effective Date") by Intel Corporation ("INTEL"), having a place of business at 5200 NE Elam Young Parkway, Hillsboro, OR 97124-6497 and Crandell Group, Inc. ("CGI"), having a place of business at 125 East Victoria, Santa Barbara, CA 93101. INTEL and CGI are individually referred to herein as a "Party" and collectively as the "Parties."

                                   RECITALS:
                                   --------

CGI has developed or will develop certain software programs, related materials and documentation hereinafter celled the "Products" and more explicitly defined below.

INTEL desires to obtain from CGI a non exclusive license to use, market, advertise, make or have made derivatives, copy and sublicense such Products.

CGI desires to give INTEL such a license and to support INTEL in its application.

                                   AGREEMENT:
                                   ---------

NOW, THEREFORE, in consideration of the foregoing Recitals and the covenants and conditions set forth in this Agreement the Parties agree as follows:

1.0  DEFINITIONS
     -----------

1.1 "Product(s)" means the software program(s), related materials and documentation specified in Exhibit A. Products also includes any Improvements made to the Product and accepted by INTEL hereunder.

1.2  "Error" means the error levels set forth in Section 6.0.

1.3 "Improvement(s)" means modifications, enhancements, upgrades and updates to the Product supplied by CGI, which are related [*]described in Exhibit
     A-1 but only those modifications, enhancements, upgrades and updates which are supplied by CGI and accepted by Intel. CGI should provide
     INTEL with the Improvements at least thirty (30) days prior to CGI incorporating the Improvement in its products. Improvements do not include derivatives of the Products or Improvements created by INTEL or its sublicensees.

1.4  "NRE" means Non-Recurring Engineering.

1.5  "PCS" means Personal Conferencing Specification.

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

1.6  "Real Time Conferencing" means [*]

        [*]





2.0  TERM
     ----

     The initial term of this Agreement will begin on the Effective Date and continue until June 1, 1997. This Agreement shall be automatically extended at the end of the initial term for additional one (1) year terms, unless terminated by either Party by giving written notice of termination to the other Party within ninety (90) days prior to the end of any term.

3.0  LICENSE GRANT
     -------------

3.1 CGI grants to INTEL and its subsidiaries a non-exclusive, perpetual royalty-free, worldwide license to the Product in source and object code form, with the rights to incorporate, use, copy, reproduce, modify, advertise, market, make or have made derivative works, manufacture or have the Product manufactured, and distribute in conjunction with an Intel conferencing/multimedia product .

3.2 CGI grants to INTEL and its subsidiaries a non exclusive, perpetual, royalty-free, worldwide license to sublicense the Products in source and object code form, only in combination with Real Time Conferencing software developer kits directly or through its subsidiaries, distributors and representatives. This license includes the right to copy and distribute the Product documentation.

3.3 Products distributed by INTEL hereunder will be sublicensed to INTEL sublicensees in accordance with INTEL's then current standard licensing programs. INTEL's sublicensees may incorporate and use the source and object code version of the Product only in conjunction with a PCS-compliant Real Time Conferencing sublicensee product. Sublicensees may not further sublicense the source code form of the Product. Sublicensees may not further sublicense the object code of the Product except as described above.

3.4 CGI also grants INTEL and its sublicensees a non-exclusive right to use CGI's trademarks in association with the Product, provided that all such trademarks shall be clearly identified. INTEL may also use its name and trademarks in association with CGI's.

3.5 All copies of the Product made by INTEL and it sublicensees shall contain CGI's or its vendors copyright notices.

3.6  CGI's copyright notices and trademarks are listed in Exhibit C.

3.7 INTEL may distribute Improvements to its sublicensees, subsidiaries, distributors, and representatives by any method (including electronic bulletin board) provided such method contains a procedure insuring such distribution of Improvements are made only to INTEL's sublicensees, subsidiaries, distributors, and representatives properly licensed or authorized in accordance with this Agreement.

3.8 INTEL acknowledges that CGI considers Product source code to be a trade secret. INTEL shall not disclose or otherwise make Product source code available in whole or in part, in any form, except with the same degree of care and sublicensing restrictions which INTEL provides for its own confidential end trade secret information.

4.0  PRODUCT
     -------

     CGI will develop and provide INTEL with the Product deliverables, documentation, and materials as specified in Exhibit A.

5.0  ACCEPTANCE PROCEDURE
     --------------------

5.1 INTEL shall have sixty (60) days after receipt of each Product in which to accept or reject it. Rejection will be based on the Product's failure to meet the specifications identified in Exhibit A.

5.2 During the acceptance period, INTEL will give CGI written notice of any error in the Product. CGI will correct such errors within thirty (30) days following receipt of notice. After CGI delivers a corrected Product INTEL will have an additional sixty (60) days to accept or reject the corrected Product. INTEL will notify CGI in writing of Product acceptance.

5.3  If CGI fails to deliver an acceptable Product within one hundred twenty
     (120) days after the delivery date specified in Exhibit A, INTEL may terminate this Agreement in accordance with Paragraph 14.0, Termination, and CGI will refund any fees paid hereunder.

6.0  MAINTENANCE,  SUPPORT AND TRAINING
     ----------------------------------

6.1 CGI shall exercise its best efforts to maintain the Product at no cost to INTEL for the term of this Agreement for all levels of Errors described below, in accordance with the following procedure:

     A. Level "1" Error

     Critical; line down Error; basic service provided by the Product is
     --------
     interrupted, the Product is not usable for a major specified function.

     CGI Response: Within two (2) business days from INTEL's written notification to CGI and provided INTEL has provided CGI with the necessary hardware, software and documentation necessary for CGI to reproduce the problem, CGI shall provide to Intel a proposed plan to correct such Error. If a workaround cannot be found, an update will be prepared on an emergency basis.

     B. Level "2" Error:

     Important; basic service provided by the Product is degraded; some
     ---------
     functions may not be available or may be inadequate; convenient work around does not exist.

     CGI Response: Within ten (10) business days from INTEL's written notification to CGI and provided INTEL has provided CGI with the necessary hardware, software and documentation necessary for CGI to reproduce the problem, CGI shall provide to Intel a proposed plan to correct such Error. CGI shall provide a weekly status on its progress in resolving the problem. If a workaround cannot be found within a reasonable time, an update will be prepared on an emergency basis.

     C. Level "3" Error:

     Minor or annoying; functional problems cause inconvenience to users of
     -----------------
     the Product; workaround exists; the Product recovers on its own, but the problem continues.

     CGI Response: Within thirty (30) calendar days from INTEL's written notification to CGI and provided INTEL has provided CGI with the necessary hardware, software and documentation necessary for CGI to reproduce the problem, CGI shall provide to Intel a proposed plan to correct such Error. CGI shall provide a monthly status on its progress in resolving the problem.

     D. Level "4" Error:

     Suggestion or Comment; No immediate response is necessary. Suggestions
     ---------------------
     and comments can be incorporated in the next update if Intel and CGI deem it appropriate. If Intel is unable to solve a sublicensee's problem, CGI will assist Intel by telephone according to the above
     priorities, with respect to the use and operation of the Product.   Such
     assistance will be available to Intel at no cost continuously during CGI's regular business hours.

6.2 CGI agrees to provide INTEL with support for the Product for a minimum of two (2) years ("Initial Support Period',) beginning June l, 1995. This Initial Support Period may be renewed for additional one-year periods upon agreement between the Parties. In the event of a material breach of the Agreement by CGI, INTEL may terminate the any Support Period and receive a refund prorated as of the effective date of the termination.

6.3 If CGI fails to honor its obligations under this Paragraph 6.0, INTEL may withhold any payment due CGI under this Agreement until CGI provides the required assistance.

 6.4 CGI will provide at least two (2) days of training to INTEL's technical staff for the Product provided hereunder at INTEL's premises. Training will cover the design, use and maintenance of the Product. Training will be conducted at times mutually agreeable to INTEL and CGI and Intel will reimburse CGI for reasonable travel and living expenses.

 7.0    FEES
        ----

        In consideration of the license granted and the support to be provided hereunder, INTEL shall compensate CGI in accordance with the fees set forth in Exhibit B.

 8.0    TAXES
        -----

        All taxes based upon INTEL's use, sale, or possession of the Product, other than income or franchise taxes due from CGI will be borne and paid by INTEL.

 9.0    WARRANTY
        --------

 9.1 CGI represents and warrants that it has good and merchantable title to the Products and has the sufficient right, title and interest in the Products to enter into and perform this Agreement and that it has not done nor will it do any act or entered into any agreement which limits or restricts performance of this Agreement.

 9.2 CGI represents and warrants that the Product is CGI's original work and CGI agrees to execute the Certificate of Originality set forth in Exhibit D at the same time this Agreement is executed by CGI.

 9.3 During the term of this Agreement, including any extensions hereof, CGI represents and warrants that the Product will meet the specifications set forth in Exhibit A. CGI will use its best efforts to correct any defects or errors which materially affect the operation of the Product in accordance with the obligations set forth in Paragraph 6, Maintenance and Support.

 9.4 ANY AND ALL OTHER EXPRESS OR IMPLED WARRANTIES INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE ARE EXPRESSLY EXCLUDED.

10.0    PATENT AND COPYRIGHT INDEMNIFICATION
        ------------------------------------

        CGI will defend any suit or proceeding brought against INTEL, its subsidiaries and its sublicensees based on a claim that the Product in whole or in part infringe any patent, copyright, trade secrets, or other intellectual property right, if notified of such claim in writing and given authority, information and assistance (at CGI's expense) for the defense of same. CGI will pay all damages and costs awarded therein against INTEL, its subsidiaries and its sublicensees and all expenses incurred by them, including attorney fees. If the Product or any portions thereof are held in such suit to constitute infringement and INTEL's use of the same is enjoined, CGI will at its own expense, procure for INTEL, including its subsidiaries and its sublicensees the right to continue using them, replace them with non-infringing products, or modify them to become non-infringing.

11.0    LIMITATION OF LIABILITY
        -----------------------

        NEITHER PARTY WILL BE LIABLE FOR ANY INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO LOSS OF PROFITS OR LOSS OF USE, ARISING OUT OF ANY BREACH OR FAILURE UNDER THIS AGREEMENT.

12.0    NON-DISCLOSURE AND CONFIDENTIALITY
        ----------------------------------


12.1 The terms, conditions and obligations under which either Party may from time to time disclose or receive Confidential Information are set out in the Corporate Non-Disclosure Agreement ("CNDA") number 46163
        executed between the Parties.   The Parties may disclose Confidential
        Information to each other pursuant to a duly executed Confidential Information Transmittal Record form referencing such CNDA.

12.2 Neither Party may use the other Parties name in advertisements nor otherwise disclose the existence or content of this Agreement without the other Parties prior written consent.

13.0    EVALUATION AND MARKETING
        ------------------------

        This Agreement does not preclude INTEL from evaluating or marketing similar products nor will it be construed as an obligation on INTEL part to market or distribute the Product.

14.0    TERMINATION
        -----------

14.1 Either Party may terminate this Agreement if the other: (a) breaches any material provision of this Agreement and fails to cure the same within thirty (30) days after receipt of written notice from the other Party;
        (b) files or has filed against it a petition in bankruptcy; (c) has a receiver appointed to handle its assets or affairs; (d) makes or attempts to make an assignment for benefit of creditors; or (e) undergoes a change in control through acquisition, except as provided under Paragraph 16.0, Assignment.

14.2 In the event of termination by INTEL under Paragraph 14.1, INTEL's license to use the Products per Paragraph 3.0, License Grant, shall continue in full force and effect. In the event of termination by CGI under Paragraph 14.1, INTEL's license to use the Products per Paragraph 3.0, License Grant, shall immediately cease, except as provided under Paragraph 14.5.

14.3 In the event the use of the Product developed hereunder is enjoined in accordance with Paragraph 10.0, Patent and Copyright Indemnification, INTEL may immediately cease all fee payments and may terminate this Agreement without liability. However, in all situations CGI's obligations contained in Paragraphs 10.0, Patent and Copyright Indemnification, and 12.0, Non-Disclosure, shall survive termination

14.4 The rights and remedies provided in this Paragraph 14.0 are in addition to any other rights and remedies provided at law or in equity.

14.5 Termination of this Agreement by either Party for any reason will not affect the right of any end user to use the Product under sublicense granted in accordance with this Agreement.

15.0    FORCE MAJEURE
        -------------

        Neither Party will be liable for any failure to perform due to unforeseen circumstances or causes beyond the Parties reasonable control, including, but not limited to, acts of God, war, riot, embargoes, acts of civil or military authorities, fire, flood, accident, strikes, inability to secure transportation, facilities, fuel, energy, or materials. Time for performance will be extended by the length of the force majeure.

16.0    ASSIGNMENT
        ----------

        INTEL may assign all or any part of its rights or obligations to INTEL subsidiaries without CGI's consent. Otherwise, neither Party may assign any rights hereunder without the prior written consent of the other, which consent shall not be reasonably withheld. Any attempt to assign any rights, duties or obligations hereunder will be void.

17.0    RELATIONSHIP OF PARTIES
       -----------------------

        Both Parties hereto are independent contractors. Neither Party will have the authority to act for and or bind the other in any way, or to represent that either is responsible for the acts of the other. Nothing herein will be construed as forming a partnership or agency between the Parties.

18.0    OWNERSHIP
        ---------

        Title to the Product developed by CGI shall remain with CGI or its vendors. Title to Intel-developed or Intel sublicensee-developed derivatives shall be owned by INTEL or its sublicensees.

19.0    NOTICES AND REQUESTS
        --------------------

        All notices and requests required under this Agreement will be in writing, will reference this Agreement and will be deemed given upon delivery if personally delivered or upon receipt if sent by registered or certified mail, postage prepaid, return receipt requested, to the addresses listed below, which addresses may be modified upon subsequent written notice.

        Notices to INTEL will be sent to:

        Intel Corporation
        5200 NE Elam Young Pkwy.
        Hillsborough, OR 97124-6497
        Attn: Contract Management
        M/S: HF3-24

        Notices to CGI will be sent to:

        Michael Crandell
        --------------------------------------------
        Crandell Group, Inc.
        -------------------------------------------
        125 East Victoria St.
        -------------------------------------------
        Santa Barbara CA 93101
        ----------------------


20.0    GOVERNING LAW
        -------------

        The terms herein will be governed by the laws of the State of Oregon.

21.0    PERSONAL CONFERENCING WORK GROUP (PCWG(TM))
        -------------------------------------------

        Intel, a core member of the PCWG (an unincorporated association of members of the personal computer and telecommunications industries), may submit elements of the interface protocols of the Product as defined in Exhibit A-1 to the PCWG for possible inclusion in the Personal Conferencing Specification (PCS).

        In the event any or all of the Product's interface protocol is accepted by the PCWG, CGI agrees not to assert claims of patent, copyright, or trade secret infringement against members of the PCWG or against PCS licensees for use of the subject interface protocols. Any such covenants not to assert claims of infringement shall not extend to associated products not required to meet to PCS.

22.0    ISDN SERVICES
        -------------

        CGI will use commercially reasonable efforts to obtain ISDN service at its offices by Q2 '95.

23.0    ENTIRE AGREEMENT
        ----------------

        This Agreement, which includes, without limitation, the Recitals, and its Exhibits constitutes the entire agreement between the Parties with respect to the subject matter hereof, supersedes all prior and contemporaneous agreements and negotiations, oral or written, express or implied, and may only be modified in a writing signed by authorized representatives of both Parties. No waiver of any breach hereof shall be held to be a waiver of any other or subsequent breach.

24.0    ATTORNEY'S FEES
        ---------------

        CGI shall be reimbursed for reasonable attorney's fees incurred in the event of non-payment by INTEL for any undisputed amounts pursuant to this Agreement.

25.0    EXHIBITS
        --------

        The following Exhibits are included as part of this Agreement:

        (a)  Exhibit A -  Product Deliverables, Documentation and Delivery Dates
        (b)  Exhibit A-1- Product Specifications
        (c)  Exhibit B -  Fees
        (d)  Exhibit C -  CGI's Copyrights and Trademarks
        (e)  Exhibit D -  Certificate of Originality

        Agreed and accepted:

        INTEL CORPORATION             CRANDELL GROUP INC.

        By: /s/ Patrick P. Gelsinger             By: /s/ Michael Crandell
            --------------------------               -------------------------
            PATRICK P. GELSINGER                     MICHAEL CRANDELL
            --------------------------               -------------------------
            Printed Name                             Printed Name
                    VP/GM                                  PRESIDENT
            --------------------------               -------------------------
            Title                                    Title
                   12/9/94                                    12/2/94
            --------------------------               -------------------------
                    Date                                        Date

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]


                                   EXHIBIT A

             Product Deliverables, Documentation and Delivery Dates

Product Deliverables:
--------------------

[*]



Documentation:
--------------


Delivery Dates:
----------------------------


               [*]                   [*]

                                  EXHIBIT  A-l
                                  ------------


                             Product Specifications



                 Attached in following pages 11-A through 11-K.

CRANDELL GROUP, INC.
================================================================================
                                                             Crandell Group, Inc
                                                            125 East Victoria St
                                                         Santa Barbara, CA 93101
                                                                 (805) 962-1 199



                             PROSHARE AND RICHIMAGE
                              INTEGRATION STRATEGY

                           Preliminary Specification
                                  Revision 1.2



                                Michael Crandell
                                   President
                                 Bruce Wallace
                                  Project Lead
                                    CGI Inc.

                                October 13, 1994



                                 RichImage(TM)
                                     -----

                                      11-A

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy


INTRODUCTION

[*]



RICHIMAGE PRINT CAPTURE

[*]



PRINT CAPTURE DRIVER IDENTIFICATION
-----------------------------------


    [*]

                                      11-B

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy



PRINT JOB BEGINNING/ENDING CONTROL
----------------------------------

[*]



PRINT DATA TRANSFER
-------------------

[*]

                                      11-C

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy

[*]



                                      11-D

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy


    [*]




PRINT ERROR HANDLING
--------------------



[*]



                                      11-E

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy

[*]

RICHIMAGE DISPLAY LIBRARY
    -----

[*]



                                      11-F

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

ProShare and RichImage Integration Strategy


[*]   Pages 11-G through 11-K are redacted.

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT B
                                   ---------

                                      Fees

PRODUCT NRE:
------------

INTEL will pay CGI NRE fees in the amount of [*] for integrating the Product with Intel's ProShare product.
Intel has already made payment to CGI
in the amount of [*] under purchase requisition number
417484 dated 9-20-94. The remaining [*] will be paid to CGI within thirty (30) days from Intel's acceptance of [*] as set forth in Exhibit A.

CGI may, to accelerate payment of the NRE, submit the [*] for INTEL acceptance before the dates specified in Exhibit A.

PRODUCT SOURCE CODE FEE:
------------------------

INTEL will pay CGI a source code fee in the amount of [*] within thirty (30) days from INTEL's signature of this Agreement.

SUPPORT FEES:
-------------

INTEL will pay CGI [*] per year, payable quarterly. These support fees will be paid in advance quarterly, beginning June l, 1995.

                                   EXHIBIT C
                                   ---------

                        CGI'S Copyrights And Trademarks

      CGI's copyright notices and trademarks are listed below:



Copyright notice:
-----------------

(C)Crandell Group, Inc. 1993-94. All rights reserved.

Trademark:
----------

RichImage(TM)
    -----

                                   EXHIBIT D
                                   ---------

                           CERTIFICATE OF ORIGINALITY

This questionnaire must be completed by the company official furnishing a software material (program product or offering and related documentation, or other software material) for INTEL.

One questionnaire can cover one complete product, even if that product includes multiple modules. However, a separate questionnaire must be completed for the code and another for its related documentation (if any).

Please leave no questions blank. Write "not applicable" or "N/A" if a question is not relevant to the furnished software material.

                         ******************************

1. Name of the software material (provide complete identification, including version, release and modification numbers for programs and documentation).

        RichImage(TM) portable document software V1.04 specified in Exhibit A-1.
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

2. Was the software material or any portion thereof written by any party other than you, or your employees working within their job assignment?
      Yes      No  [X]
          ---      ---

      If Yes, provide the following information:

      (a) Indicate if the whole software material or only a portion thereof was written by such party, and identify such portion: N/A
                                                                    -----------
        ------------------------------------------------------------------------

       (b)    Specify for each involved party:

              (i)   Name:
                                      N/A
              ------------------------------------------------------------------
              (ii)   Company:
                                      N/A
              ------------------------------------------------------------------
              (iii)   Address:
                                      N/A
              ------------------------------------------------------------------

              ------------------------------------------------------------------

              (iv) If the party is a company, how did it acquire title to the software material (e.g., software material was written by company's employees as part of their job assignment)?

                                      N/A
              ------------------------------------------------------------------

              ------------------------------------------------------------------

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]


              (v) If the party is an individual, did s/he create the software material while employed by or under contractual relationship with another party?

                      Yes              No              N/A
                           ---------       ---------

                      If Yes, provide name and address of the other party and explain the nature of the obligations:
                                                            ------------------
                      --------------------------------------------------------
                      --------------------------------------------------------


       (c) How did you acquire title to the software material written by the other party?
                                      N/A
              ----------------------------------------------------------------
              ----------------------------------------------------------------
              ----------------------------------------------------------------

3. Was the software material or any portion thereof derived from any third party's pre-existing material(s)?
      Yes  [X]    No
           ---       ---

      If Yes, provide the following information for each of the pre-existing materials:

      (a)   Name of the materials: [*]
                                   --------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

      (b)   Owner:    [*]
            -------------------------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

      (c)   How did you get the right to use the pre-existing material(s)?

            This is a widely available commercial library product which we
            -------------------------------------------------------------------
            licensed under [*] standard License. We are providing object/code
            -------------------------------------------------------------------
            only to Intel for this portion of the product.
            -------------------------------------------------------------------

4. Identify below, or in an attachment, any other circumstances which might affect Intel's ability to reproduce and market this software product, including:

      (a)   Confidentiality or trade secrecy of pre-existing materials:    N/A
                                                                        -------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

      (b)     Known or possible royalty obligations to other: N/A
                                                             ------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

      (c) Pre-existing materials developed for another party or customer (including government) where you may not have retained full rights
            to the material:    N/A
                            --------------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------

      (d)  Materials acquired from a person or company possibly not having title
           to them:          N/A
                    ------------------------------------------------------------
            -------------------------------------------------------------------


      (e)   Other circumstances:
                                 ----------------------------------------------
            -------------------------------------------------------------------
            -------------------------------------------------------------------



        CRANDELL GROUP, INC.
----------------------------------
CGI

        by /s/ Michael Crandell
----------------------------------
Signature

        MICHAEL CRANDELL
----------------------------------
Printed Name

        PRESIDENT
----------------------------------
Title

        12/2/94
----------------------------------
Date

                                     FIRST
                                  AMENDMENT TO
                           AGREEMENT NO. 1 094SAW001
               BETWEEN INTEL CORPORATION AND CRANDELL GROUP, INC.
                          EFFECTIVE NOVEMBER 30, 1994

This First Amendment ("First Amendment") to the Source Code License Agreement between Intel Corporation ("Intel") and Crandell Group, Inc. ("CGI") dated effective November 30, 1994

("Agreement") is hereby effective this   11th   day of   May     , 1995
                                        -------        ----------
("Effective Date"), and modifies, amends and changes the Agreement as set forth below.

                                   AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Unless expressly set forth herein, all other terms and conditions in the Agreement remain in full force and effect.

2. Unless expressly set forth herein, capitalized terms herein shall have meanings given them in the Agreement.

3.      Additions and changes to the Agreement are as follows:

        3.1 The attached Exhibit A-2 is added to and made a part of this Agreement.

4. The Agreement and this First Amendment are to be read together as one document. If any terms in the Agreement conflict with any terms in this First Amendment, the terms in this First Amendment shall govern regarding the subject matter herein.

5. This First Amendment, which incorporates the Agreement constitutes the entire Agreement between the Parties relating to the subject matter herein and supersedes all prior and contemporaneous agreements, discussions, negotiations, and understandings.

IN WITNESS WHEREOF, the Parties, by and through their respective representatives, hereby execute this Agreement.

INTEL CORPORATION                                 CRANDELL GROUP, INC.

By: /s/ Tony Baker /s/Patrick Gelsinger           By:  /s/ Michael Crandell
   ------------------------------------              -----------------------
Printed Name:  Tony Baker  Patrick Gelsinger      Printed Name: MICHAEL CRANDELL
             -------------------------------                    ----------------
Title: Director, CAE Vice President and           Title:  PRESIDENT
       --------------------------------                  -----------------------
       and General Manager, Personal
       Conferencing Division

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]


                                  EXHIBIT A-2
                                  -----------

Phase Two Product Specifications, Product Deliverables, Documentation, Delivery Dates and Fees



Attached in the following pages 1-4.


Intel Deliverables:
------------------

[*]

The above source code may be used internally only to complete this Phase Two of this Agreement.

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

                                 CRANDELL GROUP
                            I N C O R P O R A T E D

                                FAX TRANSMISSION
                                ----------------
                               FEBRUARY 10, 1995

TO:  Bob Rossi, Intel
FR:  Michael Crandell, CGI
RE:  Project Quotes

Dear Bob:

Although I haven't heard from Imad yet, I expect that you need to move forward
in evaluating the quotes you asked me to give.   So, in what follows, I have
made what I hope are reasonable assumptions about the scope of work based on the overview that Imad gave me when we visited in January.

[*]

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]


                                 CRANDELL GROUP
                            I N C O R P O R A T E D

Estimated completion time:    [*]

Fee for services:             [*]

[*]


Estimated completion time:    [*]   (Some flexibility here depending on your
     priority.)

Fee for services:             [*]

Additional Work
---------------

We have also had some in-depth discussions here about the [*]
         we discussed in our meeting with you. We are excited by this idea technically, and are eager to implement this kind of functionality for ProShare. I'd like to talk with you about some ideas we have of how that might be organized and started.

Please give me a call to discuss things when you have time.

Best regards,

/s/Michael

Michael Crandell
President

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]

                                 CRANDELL GROUP
                            I N C O R P O R A T E D

                                FAX TRANSMISSION
                                ----------------
                               FEBRUARY 22, 1995

TO:  Bob Rossi, Intel
FR:  Michael Crandell, CGI
RE:  New Font Seg work


Dear Bob:

Here is the approach we would take to the [*]                           As
you will see, much of the work has been done already to reach the point of explaining how the problem lies and what can be done to solve it.

[*]


[*]


We have identified two possible approaches to solving this problem, both of which would need to be tested and confirmed.

[*]

                                          [* = CONFIDENTIAL TREATMENT REQUESTED]


                                 CRANDELL GROUP
                            I N C O R P O R A T E D

[*]


[*]


We might have some questions to ask of [*] during this process, and we'd like to submit them through a contract on your side using your support agreement with them.



I hope this is specific enough to let you evaluate our doing the rest of the work.


Best regards,

/s/Michael

Michael Crandell
President

                                     SECOND
                                   AMENDMENT
                           AGREEMENT NO. 1 094SAW001
       BETWEEN INTEL CORPORATION AND JETFAX, INC. (CRANDELL GROUP, INC.)
                          EFFECTIVE NOVEMBER 30, 1994

This Second Amendment ("Second Amendment") to Agreement No. 094SAW001 between Intel Corporation ("'lntel") and JetFax, Inc. ("JetFax") (previously known as Crandell Group, Inc. or CGI) dated effective November 30, 1994 ("Agreement") is hereby effective this 23rd day of December, 1996 ("Effective Date"), and modifies, amends and changes the Agreement as set forth below.

                                   AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties agree as follows:

1. Unless expressly set forth herein, all other terms and conditions in the Agreement which incorporates the First Amendment thereto dated effective May 12, 1995 (collectively referred to as Agreement, as defined above), remain in full force and effect.

2. Unless expressly set forth herein, capitalized terms herein shall have meanings given them in the Agreement.

3.   Additions and changes to the Agreement are as follows:

     3.1 The attached Exhibit A-3 is added to and made a part of this Agreement.

4. The Agreement and this Second Amendment are to be read together as one document. If any terms in the Agreement conflict with any terms in this Second Amendment, the terms in this Second Amendment shall govern regarding the subject matter herein.

5. This Second Amendment, which incorporates the Agreement constitutes the entire Agreement between the Parties relating to the subject matter herein and supersedes all prior and contemporaneous agreements, discussions, negotiations and understandings.

IN WITNESS WHEREOF, the Parties, by and through their respective representatives, hereby execute this Agreement.

INTEL CORPORATION                             JETFAX, INC.

By:/s/ Scott C. Darling                       By:  /s/ Michael Crandell
   -----------------------------                  ----------------------------

Printed Name:  SCOTT C DARLING                Printed Name:  MICHAEL CRANDELL
             -------------------                           -------------------

Title:    AM-BCO                              Title:    VP SOFTWARE
      --------------------------                    --------------------------

[ * = CONFIDENTIAL TREATMENT REQUESTED]


                                  EXHIBIT A-3
                                  -----------

Product Specifications, Product Deliverables, Documentation, Delivery Dates and
                                      Fees

Product Deliverables:
--------------------

[*]


Documentation:
-------------

RichImage Interface Specification, Final Version

Milestones:
----------

1. [*]  - Delivery Date: [*]
     -RichImage demo on [*] (stand-alone w/o Notebook).
     - On-site visit to demo end deliver binaries.

         Acceptance Criteria: [*]

                                         [ * = CONFIDENTIAL TREATMENT REQUESTED]


2. Notebook Integration [*] - Delivery Date: [*]
     - Complete RichImage integration with Notebook.  - Documentation update.
     - On-site visit to integrate Notebook sources.

     Acceptance Criteria:

     [*]


3. QA/Beta Cycle
     - 2 possible on-site visits for defect resolution.

4. [*]  RichImage - Delivery Date: [*]
     -RichImage demo on [*] (stand-alone w/o Notebook).
     - On-site visit to demo and deliver binaries.

     Acceptance Criteria: [*]

5. Notebook Integration [*]  - Delivery Date: [*]
     - Completed RichImage integration with Notebook.  - Documentation update.
     - On-site visit to integrate Notebook sources.

     Acceptance Criteria:

     [*]

                                         [ * = CONFIDENTIAL TREATMENT REQUESTED]



[*]



6. QA/Beta Cycle
     -2 possible on-site visits for defect resolution.

Intel Deliverables:
------------------
     ProShare(R) Notebook [*] binaries - Delivery Date: [*]


Payments:
--------

Intel shall pay the following fees in exchange for the work performed hereunder:

1.   Non-Recurring Engineering Payments:

     Subject to Intel's acceptance of JetFax's work according to the milestones set forth in this Exhibit A-3, Intel shall pay JetFax non-recurring engineering fees as follows:


Milestone Description                Payment Amount

Milestone No. 2 - [*] RichImage      [*]
Milestone No. 5 - [*] RichImage      [*]
---------------------------------------------------

Travel expenses incurred by JetFax during the course of this work will be paid by JetFax.

Maintenance, Support and Training:
---------------------------------

Maintenance and support during the QA/Beta cycle will be provided to Intel pursuant to the terms of the Agreement.

                                                                   [JetFax logo]

                           ASSIGNMENT AND ASSUMPTION

Pursuant to the terms of an Asset Purchase Agreement effective upon the closing date, (the "Asset Purchase Agreement") Crandell Group, Inc. ("CGI") is assigning all of its rights and delegating all of its obligations under and to the following agreement (the "Agreement") to JetFax, Inc. ("JetFax"): The Agreement No. 1094SAW001 Between Intel Corporation (the "Company") and Crandell Group, Inc. dated November 30, 1994.

The Company hereby consents to CGI's assignment and delegation of the Agreement to JetFax.

JetFax hereby agrees, subject to and effective upon the closing under the Asset Purchase Agreement, to assume all rights and obligations of CGI under the Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Assignment and Assumption to be executed by their duly authorized representatives as of ___________, 1996.

JETFAX                                      CGI

JetFax, Inc.                                Crandell Group, Inc.


By:/s/    Allen K.  Jones                   By:/s/ Michael Crandell   7/30/96
   ---------------------------------           ------------------------------
  Allen K. Jones                            Michael Crandell
  Chief Financial Officer    7/30/96        President



INTEL

Intel Corporation


By:/s/ Patrick P. Gelsinger     7/31/96
   ------------------------